EXECUTION COPY

$150,000,000

EZCorp, Inc.

2.375% Convertible Senior Notes due 2025

PURCHASE AGREEMENT

May 9, 2018

May 9, 2018

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
     As Representative of the Initial Purchasers
Ladies and Gentlemen:
EZCORP, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $150,000,000 aggregate principal amount of the Company’s 2.375% Convertible Senior Notes due 2025 (the “Firm Securities”) and, at the election of the Representative (as defined below), to issue and sell up to an aggregate of $22,500,000 additional principal amount of its 2.375% Convertible Senior Notes due 2025 (the “Optional Securities” and, together with the Firm Securities, the “Securities”). Morgan Stanley & Co. LLC has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Securities. Shares of the Company’s Class A Non-Voting Common Stock, par value $0.01 per share, are hereinafter referred to as the “Common Stock.” The Securities will be convertible into cash, shares of Common Stock (the “Underlying Securities”) or a combination of cash and Underlying Securities, at the Company’s election.
The Securities will be issued pursuant to the provisions of an indenture, to be dated as of May 14, 2018 (the “Indenture”), among the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”).
The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Time of Sale Memorandum (as defined herein) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Time of Sale Memorandum (the first time when sales of the Securities were made, which was 10:00 p.m., New York City time, on the date of this Agreement, is referred to as the “Time of Sale”). The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act (“Rule 144A”). Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may be resold or otherwise transferred, after the date hereof, only if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A). The Company hereby confirms that it has authorized the use of the Time of Sale Memorandum, the Final Memorandum (as defined herein) and any Additional Written Offering Communications (as defined herein) in connection with the offer and sale of the Securities by the Initial Purchasers.
In connection with the sale of the Securities, the Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum, dated May 8, 2018 (the “Preliminary Memorandum”), and prepared and delivered to each Initial Purchaser copies of a pricing term sheet, dated May 9, 2018 (the “Pricing Term Sheet”), describing the terms of the Securities and the Common Stock, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum, the Pricing Term

Sheet or the Final Memorandum; “Time of Sale Memorandum” means the Preliminary Memorandum together with the Pricing Term Sheet and each Additional Written Offering Communication or other information, if any, each identified in Schedule II hereto under the caption “Time of Sale Memorandum”; and “General Solicitation” means any offer to sell or solicitation of an offer to buy the Securities by any form of general solicitation or advertising (as those terms are used in Regulation D under the Securities Act). Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum, dated the date hereof (the “Final Memorandum”). As used herein, the terms “Preliminary Memorandum,” “Time of Sale Memorandum” and “Final Memorandum” shall include the documents, if any, incorporated by reference therein prior to the Time of Sale. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), that are deemed to be incorporated by reference therein.
1. Representations and Warranties. The Company hereby represents and warrants to, and agrees with each Initial Purchaser that, as of the Time of Sale and as of the Closing Date:
(a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act, (ii) the Time of Sale Memorandum at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any Additional Written Offering Communication prepared, used or referred to by the Company, when considered together with the Time of Sale Memorandum, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) any General Solicitation that is not an Additional Written Offering Communication, made by the Company or by the Initial Purchasers with the consent of the Company, when considered together with the Time of Sale Memorandum, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Final Memorandum as of its date and at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication or any General Solicitation based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use therein.
(b) Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto and furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.
(c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum, and to enter into and perform its obligations under each of this Agreement, the Indenture and the Securities (together, the “Transaction Documents”). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. For purposes of this Agreement, the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act but excludes Cash Converters International Limited.
(d) Each subsidiary of the Company (i) has been duly incorporated or formed, as applicable, is validly existing as a corporation, limited liability company or partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, except to the extent that the failure to be in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (ii) has the corporate, limited liability company or partnership power, as applicable, and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and to enter into and perform its obligations under each of the Transaction Documents, as applicable. Each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued partnership interests, limited liability company interests or shares of capital stock, as applicable, of each subsidiary have been duly and validly authorized and issued in accordance with the organizational documents of such subsidiary, are (except for general partner interests) fully paid (to the extent required under such subsidiary’s organizational documents) and non-assessable, except as such non-assessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act or comparable provisions of the corporate laws of such subsidiary’s jurisdiction of organization or formation. All, or the lesser percentage with respect to those subsidiaries listed on Schedule III hereto, shares of capital stock, limited liability company interests or limited partnership interests (except for directors’ qualifying shares or interests) of the subsidiaries are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (“Liens”).
(e) This Agreement has been duly authorized, executed and delivered by the Company.
(f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Memorandum and the Final Memorandum.  The shares of Common Stock outstanding as of the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.
(g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, assuming due authentication of the Securities by the Trustee, and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms (except as enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and an implied covenant of good faith and fair dealing (the exceptions in (i) and (ii), together, the “Enforceability Exceptions”)), and will be entitled to the benefits of the Indenture.
(h) [Reserved]
(i) [Reserved]
(j) The maximum number of Underlying Securities initially issuable upon conversion of the Securities (including the maximum number of additional Underlying Securities by which the Conversion Rate (as such term is defined in the Indenture) may be increased upon conversion in connection with a Make-Whole Fundamental Change (as such term is defined in the Indenture) and assuming (x) the Company elects, upon each conversion of the Securities, to deliver solely shares of Common Stock, other than cash in lieu of fractional shares, in settlement of each conversion and (y) the Initial Purchasers exercise their option to purchase the Additional Securities in full (the “Maximum Number of Underlying Securities”)) have been duly authorized and reserved and, when and to the extent issued and delivered by the Company upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.
(k) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and will constitute a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.
(l) The Securities to be purchased by the Initial Purchasers from the Company will on the Closing Date be substantially in the form contemplated by the Indenture. The Securities and the Indenture will conform in all material respects to the descriptions thereof in the Time of Sale Memorandum and the Final Memorandum.
(m) The Company’s capitalization is as set forth in the Time of Sale Memorandum and the Final Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Time of Sale Memorandum and the Final Memorandum, upon exercise of outstanding options described in the Time of Sale Memorandum and the Final Memorandum or upon conversion of the Class B Voting Common Stock, par value $0.01, of the Company as described in the Time of Sale Memorandum and the Final Memorandum).
(n) Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company’s execution, delivery and performance of the Transaction Documents, and the issuance and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby and by the Time of Sale Memorandum and the Final Memorandum (i) will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any of its subsidiaries, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any

Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except, with respect to clause (ii) and (iii), for such conflicts, breaches, Defaults, Debt Repayment Triggering Events, Liens or violations as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
(o) Based on the representations and warranties of the Initial Purchasers contained in Section 7 hereof, no consent, approval, authorization, filing with or other order of, or qualification with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of the Transaction Documents, or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Time of Sale Memorandum and the Final Memorandum, except for such consents, approvals, authorizations, filings, orders or qualifications (i) as may be required under the securities or “Blue Sky” laws of the several states of the United States or provinces of Canada in connection with the purchase and sale of the Securities by the Initial Purchasers, (ii) as have been obtained or made by the Company and are in full force and effect, (iii) as may be required under the Exchange Act or (iv) such consents, approvals, authorizations, filings, orders or qualifications that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(p) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum (excluding any amendment or supplement thereto) and the Final Memorandum (excluding any amendment or supplement thereto) provided to prospective purchasers of the Securities.
(q) Subsequent to the respective dates as of which information is given in each of the Time of Sale Memorandum and the Final Memorandum, (i) the Company and its subsidiaries have not incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, nor entered into any transaction material to the Company and its subsidiaries, taken as a whole; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries, except in each case as described in each of the Time of Sale Memorandum and the Final Memorandum, respectively.
(r) Other than proceedings accurately described in all material respects in the Time of Sale Memorandum, there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the power or ability of the Company to perform its obligations under the Transaction Documents or to consummate the transactions contemplated hereby and thereby and by the Time of Sale Memorandum and the Final Memorandum. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent.
(s) Except as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole: (i) each of the Company and its subsidiaries and their respective operations and facilities are in compliance with, and not subject to any known liabilities under, Environmental Laws (as defined below), which compliance includes, without limitation, having timely applied for or received, and being in compliance with the terms and conditions of, any permits, licenses or other governmental authorizations or approvals received as required under Environmental Laws for the business, properties and facilities of the Company or its subsidiaries as currently owned or operated; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its subsidiaries has received written notice, and no written notice by any governmental authority or other third party alleging liability on the part of the Company or any of its subsidiaries based on or pursuant to any Environmental Law; (iii) neither the Company nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any real property; (iv) no lien or encumbrance has been recorded pursuant to any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any of its subsidiaries; and (v) to the Company’s knowledge, there are no conditions or occurrences, including, without limitation, the Release (as defined below) or threatened Release of any Material of Environmental Concern (as defined below) at any real property currently or, to the knowledge of the Company, formerly owned, operated or leased by the Company or any of its subsidiaries, that would reasonably be expected to result in a violation of or liability under any Environmental Law on the part of the Company or any of its subsidiaries, including without limitation, any such liability which the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.
For purposes of this Agreement, “Environment” means ambient air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means the applicable common law and all applicable federal, state and local laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health (to the extent relating to exposure to Materials of Environmental Concern), including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.
(t) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities that are reasonably likely to be incurred pursuant to such Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
(u) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(v) None of the Company, any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has prepared, used or referred to or made any General Solicitation.
(w) Subject to compliance by the Initial Purchasers with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Time of Sale Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939.
(x) When issued on the Closing Date, the Securities will be eligible for resale pursuant to Rule 144A and will not be of the same class (within the meaning of Rule 144A of the Act) as securities of the Company or its subsidiaries listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.
(y) None of the Company, any of its subsidiaries or Affiliates, nor any director, officer, or employee of the Company or any of its subsidiaries, or to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries, has taken or will take any action in furtherance of an unlawful offer, payment, promise to pay, or authorization or approval of the payment or giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries, and to the Company’s knowledge, their Affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein. Neither the Company nor its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(z) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
(aa) (i) None of the Company, any of its subsidiaries or any director, officer, or employee thereof, or, to the Company’s knowledge, any agent, Affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:
(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), or
(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea and Syria).
(ii) The Company represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other Person:
(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(bb) In the past five years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(cc) Except as would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all truth-in-lending related laws, all gun and firearm laws, all laws of each state and locality in which the Company or any of its subsidiaries or franchisees do business that are applicable to employers, pawnbrokers, jewelers, second-hand goods dealers, payday lenders, online or internet lenders, check cashers and title lenders, all state and federal franchising and business opportunity laws, all usury and consumer protection related laws, including, without limitation, the Gramm-Leach-Bliley Act, the Truth in Lending Act, the Equal Credit Opportunity Act, the Electronic Fund Transfer Act, the Fair Debt Collection Practices Act, the Fair Credit Reporting Act, the Dodd-Frank Wall Street

Reform and Consumer Protection Act and the Americans With Disabilities Act, together, in each case, with all rules and regulations thereunder and any related or similar rules or regulations issued, administered or enforced by any governmental agency; and in each case, to the extent that such laws, rules, or regulations are applicable to the operations of the Company and its subsidiaries. Except for federal regulator examinations in the ordinary course of business and except as described in all material respects in the Time of Sale Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to any such law, rule, or regulation, and that could reasonably be expected to materially adversely affect the ability of the Company and its subsidiaries to conduct their operations under such law, rule, or regulation is pending or, to the knowledge of the Company, threatened.
(dd) BDO USA, LLP (the “Independent Accountant”) is an independent public or certified public accountant within the meaning of the Rules of Professional Conduct/Code of Ethics (or similar rules) and Regulation S-X under the Securities Act and the Exchange Act, and any non-audit services provided to the Company by the Independent Accountant have been approved by the audit committee of the board of directors of the Company.
(ee) The financial statements, together with the related schedules and notes, of the Company and its consolidated subsidiaries included in the Time of Sale Memorandum present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The fiscal year financial data set forth in the Time of Sale Memorandum under the caption “Summary Historical Consolidated Financial and Operating Data” fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements incorporated by reference in the Time of Sale Memorandum, and the interim period financial data set forth in the Time of Sale Memorandum under the caption “Summary Historical Consolidated Financial and Operating Data” fairly present in all material respects the information set forth therein on a basis consistent with that of the unaudited financial statements incorporated by reference in the Time of Sale Memorandum. The statistical and market‑related data and forward‑looking statements included in the Time of Sale Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent their good-faith estimates that are made on the basis of data derived from such sources.
(ff) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them described in the Time of Sale Memorandum or the Final Memorandum, except where the failure to own or possess such legal right to use such patent, patent right, license, invention, copyright, know how, trademark, service mark or trade name would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(gg) The Company and its subsidiaries possess all licenses, certificates, authorizations and permits (“permits”) issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses in the manner described in the Time of Sale Memorandum, except for such permits which, if not obtained, would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. Except for federal, state and local regulator examinations in the ordinary course of business, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Memorandum.
(hh) The permits are the only licenses, certificates, authorizations and permits that are required under any statutes, rules and regulations of governmental agencies or regulatory bodies of the United States (including the Gun Control Act of 1968, as amended by the Brady Handgun Violence Prevention Act of 1993 and other legislation) and of the respective states in which the Company and its subsidiaries operates that are currently in effect, to the extent such statutes, rules or regulations govern the licensing of the Company and its subsidiaries to deal in firearms and the receipt, possession and transfer of firearms by the Company and its subsidiaries (the “Firearms Laws”), for the Company and its subsidiaries to engage in the firearms transactions it currently offers in the manner described in the Time of Sale Memorandum. The Company and its subsidiaries are in compliance with all applicable requirements of the Firearms Laws, including the submission of all reports and filings and the payment of all fees required by the applicable regulatory agencies, except to the extent that any non-compliance with such requirements would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. There are (A) no pending or threatened criminal or administrative complaints, investigations, actions or other proceedings, except for regulatory inspections in the ordinary course of business and (B) no orders, decisions, or decrees issued within the last twelve months that could reasonably be expected to have a material adverse effect on the validity of the permits, or the ability of the Company and its subsidiaries to engage in firearms transactions pursuant to the Fireams Laws in the manner described in the Time of Sale Memorandum.
(ii) The Company and its subsidiaries have good and indefeasible title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all Liens and defects except those that (i) are described in the Time of Sale Memorandum or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except those described in the Time of Sale Memorandum.
(jj) The Company and each of its subsidiaries have filed all tax returns required to be filed through the date of this Agreement or have requested extensions of the due date for the filing thereof (except where the failure to file would not, individually or in the aggregate, be reasonably expected to have a material adverse effect) and have paid all taxes (except for cases in which the failure to pay would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which would reasonably be expected to be determined adversely to the Company or its subsidiaries and which would reasonably be expected to have) a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(ee) hereof in respect of all taxes for all periods not closed by applicable statutes.
(kk) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Memorandum.
(ll) The Company has not taken nor will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(mm) On and immediately after the Closing Date (after giving effect to the issuance and sale of the Securities and the other transactions related thereto as described in the Time of Sale Memorandum and the Final Memorandum) the Company and its subsidiaries, taken as a whole, will be Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.
(nn) The Company and its subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).
(oo) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(pp) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the Company, including the Company’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) any material weaknesses in the design or operation of internal controls over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls over financial reporting; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls over financial reporting or in other factors that has materially and adversely affected, or is reasonably likely to materially and adversely affect, internal controls over financial reporting.
(qq) None of the Company, any of its subsidiaries or any agent thereof acting on behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.
(rr) Except as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, (i) the Company and its subsidiaries and any “employee benefit plan” (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder)) established or maintained by the Company and its subsidiaries or any “ERISA Affiliate,” defined as any Person under common control with the Company or a subsidiary of the Company under Section 414(b), (c), (m), or (o) of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder), are in compliance with ERISA; (ii) no “reportable event” (as defined under Section 4043 of ERISA) has occurred or is reasonably expected to occur  with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any ERISA Affiliate; (iii) no “employee benefit plan” established or maintained by the Company or its subsidiaries or any ERISA Affiliate, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under Section 4001(18) of ERISA); (iv) neither the Company nor its subsidiaries nor any ERISA Affiliate has incurred or reasonably expects to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the Code; and (v) each “employee benefit plan” established or maintained by the Company or its subsidiaries or any ERISA Affiliate that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.
(ss) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and any director, officer, member, equity holder, customer or supplier of the Company or any of its subsidiaries, on the other hand, which is required by the Exchange Act to be described in an annual report on Form 10-K, quarterly report on Form 10-Q or current report on Form 8-K, as applicable, which is not so disclosed or incorporated by reference in the Time of

Sale Memorandum and the Final Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the directors or executive officers of the Company.
(tt) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
2. Agreements to Sell and Purchase.
(a) The Company hereby agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 97% of the principal amount thereof (the “Purchase Price”), plus accrued and unpaid interest, if any, from May 14, 2018 to the Closing Date (as defined below).
(b) On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers, and the Initial Purchasers shall have the option to purchase, severally and not jointly, up to $22,500,000 principal amount of Optional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. The Representative may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice to the Company not later than 11 days after the Closing Date. Any exercise notice shall specify the principal amount of Optional Securities to be purchased by the Initial Purchasers and the date on which such Optional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date nor later than ten business days after the date of such notice. Optional Securities may be purchased as provided in Section 4 hereof at any time and from time to time on or before the twelfth (12th) day following the Closing Date. On each day, if any, that Optional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Optional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Optional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.
3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.
4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on May 14, 2018, or at such other time on the same or such other date, not later than May 26, 2018, as shall be designated in writing by the Representative. The time and date of such payment are hereinafter referred to as the “Closing Date.” Such delivery and payment shall be made at the offices of Davis Polk & Wardwell LLP at 450 Lexington Avenue, New York, New York 10017 (or such other place as may be agreed to by the Company and the Representative). The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Time of Sale Memorandum or Final Memorandum or a delay as contemplated by the provisions of Section 10 hereof.
Payment for any Optional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Optional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date and at the location specified in the corresponding notice described in Section 2 hereof or at such other time on the same date or on such other date or at such other location, in any event not later than May 26, 2018, as shall be designated in writing by the Representative.
The Securities shall be in definitive form or global form, as specified by the Representative, and registered in such names and in such denominations as the Representative shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to the Representative (or to the Trustee, as custodian for The Depository Trust Company, in the case of global notes) on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a condition to the obligations of the Initial Purchasers.
5. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities as provided herein on the Closing Date are subject to the satisfaction or waiver, as determined by the Representative in its sole discretion, of the following conditions precedent on or prior to the Closing Date:
(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and
(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum (excluding any amendment or supplement thereto) and the Final Memorandum (excluding any amendment or supplement thereto), in each case provided to the prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum (excluding any amendment or supplement thereto) and the Final Memorandum (excluding any amendment or supplement thereto).
(b) The representations and warranties of the Company contained in this Agreement were true and correct on and as of the Time of Sale and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company has performed all covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.
(c) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company to the effect set forth in Section 5(a)(i) hereof, and further to the effect that (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum (excluding any amendment or supplement thereto) and the Final Memorandum (excluding any amendment or supplement thereto), in each case provided to the prospective purchasers of the Securities that is material and adverse to the Company and its subsidiaries, taken as a whole; (ii) the representations and warranties of the Company contained in this Agreement were true and correct as of the Time of Sale and are true and correct as of the Closing Date; (iii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and (iv) the sale of the Securities has not been enjoined (temporarily or permanently).
(d) The Initial Purchasers shall have received on and dated as of the Closing Date, addressed to the Initial Purchasers, (i) an opinion and negative assurance letter of Vinson & Elkins L.L.P., outside counsel for the Company, to the effect set forth in Exhibit A and (ii) an opinion of Thomas H. Welch, Jr., Chief Legal Officer for the Company, to the effect set forth in Exhibit B. The foregoing shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.
(e) The Initial Purchasers shall have received on the Closing Date an opinion and negative assurance letter of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated the Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.
(f) On the date hereof, the Initial Purchasers shall have received from the Independent Accountant a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Time of Sale Memorandum for the period during which the Independent Accountant acted as auditor for the Company and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from the Independent Accountant a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered by the Independent Accountant on the date hereof, except that (i) it shall cover the applicable financial information in the Final Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to the Closing Date.
(g) The Company shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.
(h) The sale of the Securities shall not be enjoined (temporarily or permanently) on the Closing Date.

(i) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between you and executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.
(j) The Maximum Number of Underlying Securities shall have been approved for listing on The NASDAQ Global Select Market (“NASDAQ”), subject to official notice of issuance.
(k) On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents, letters and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained
If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 6(g), 8 and 11 hereof shall at all times be effective and shall survive such termination.
The several obligations of the Initial Purchasers to purchase Optional Securities hereunder are subject to the delivery to the Representative on the applicable Option Closing Date of such documents, not inconsistent with the foregoing, as the Representative may reasonably request.
6. Covenants of the Company. The Company covenants with each Initial Purchaser as follows:
(a) To furnish to you in New York City, without charge, as promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof and during the period mentioned in Section 6(d) or (e) hereof, as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.
(b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.
(c) To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.
(d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or if, in the judgment of the Representative or counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances under which they are made, when delivered to a Subsequent Purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or if, in the judgment of the Representative or counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances under which they are made, when delivered to a Subsequent Purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.
(f) (i) To cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Initial Purchasers, and to comply with such laws and to continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities and (ii) to advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, to use its best efforts to obtain the withdrawal thereof at the earliest possible moment. Notwithstanding the foregoing, the Company shall not be required to qualify as a foreign corporation nor to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.
(g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors in connection with the issuance and sale of the Securities and all other fees or expenses of the Company, including, without limitation, in connection with the preparation, printing, filing, shipping and distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication, any General Solicitation and any amendments and supplements to any of the foregoing, this Agreement, the Indenture, the Securities, and the delivering of copies thereof to the Initial Purchasers, (ii) all costs and expenses related to the authentication, issuance, transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section  6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all fees and expenses in connection with the listing on NASDAQ of the Maximum Number of Underlying Securities, (v) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, and travel and lodging expenses of the representatives and officers of the Company and any such consultants and (vii) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 hereof, and the last paragraph of Section 11 hereof, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.
(h) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to the Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or otherwise.
(i) The Company (i) will not solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Rule 502(c) of Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.
(j) (i) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any audited annual financial statements or unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Time of Sale Memorandum and the Final Memorandum; and (ii) while any of the Securities remain outstanding, to make available, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless at such time the Company shall be subject to Section 13 or 15(d) of the Exchange Act and shall have filed all reports required to be filed pursuant to such Sections and the related rules and regulations of the Commission.
(k) During the period of one year after the Closing Date or any Option Closing Date, the Company will not be, nor will it become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.
(l) To use commercially reasonable efforts to obtain approval for the listing on NASDAQ of the Maximum Number of Underlying Securities, subject to official notice of issuance.
(m) The Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act.
(n) To apply the net proceeds from the sale of the Securities in the manner described under the caption “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum.
(o) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(p) During the period of 90 days following the date hereof, the Company will not and will not permit any of its subsidiaries to, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of its Common Stock or any securities convertible into or exercisable or exchangeable for its Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of its Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of the Securities under this Agreement or the issuance of any Underlying Securities upon conversion thereof, (b) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Initial Purchasers have been advised in writing or pursuant to the Company’s employee benefit plans, (c) the issuance, granting or vesting of or removal or lapse of restrictions on restricted stock units, restricted stock awards or other equity awards under the Company’s employee benefit plans as described in the Time of Sale Memorandum, (d) the purchase and/or exchange of the Company’s 2.125% Cash Convertible Senior Notes due 2019 and the purchase, settlement or termination of any options or warrants relating thereto or (e) the issuance of shares of its Common Stock or any securities convertible into or exercisable or exchangeable for its Common Stock in connection with the acquisition (whether through merger, share purchase, share exchange or otherwise) of a company, division, business or assets or strategic transactions, provided that every recipient of any such securities described in this clause (e) (and every party that will be entitled to receive such securities upon closing of the applicable transaction or otherwise has rights with respect to such securities) agrees in writing to be subject to this paragraph for the remainder of the 90 day period, and provided further that in the case of clause (e), the number of shares of Common Stock issued or issuable pursuant to such clause shall not, in the aggregate, exceed 5% of the shares of Common Stock outstanding on the date hereof.
(q) The Company will reserve and keep available at all times, free of preemptive rights, the Maximum Number of Underlying Securities.
(r) Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the Conversion Rate (as such term is defined in the Indenture) of the Securities.
7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”) and an “accredited investor” as defined in Rule 501(a)(1) under the Securities Act. Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or sell, the Securities in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act and (ii) it will sell the Securities in the United States only to persons that it reasonably believes to be QIBs that, in the case of clause (ii), in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Notice to Investors.”
(b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

(i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;
(ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense; and
(iii) the Securities have not been registered under the Securities Act and may not be sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A under the Securities Act.
8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, its directors and officers and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of each Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, as such expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum or any amendment or supplement thereto, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Memorandum, the Pricing Term Sheet, any Additional Written Offering Communication, or the Final Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.
(b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Memorandum, the Pricing Term Sheet, any Additional Written Offering Communication, or the Final Memorandum (or any amendment or supplement thereto). The Company hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication set forth on Schedule II, or the Final Memorandum (or any amendment or supplement thereto) are the statements set forth in the fourth sentence of the tenth paragraph (“The initial purchasers have advised us that they currently intend to make a market in the notes.”) and the eleventh paragraph (beginning with: “In connection with the offering […]”) under the caption “Plan of Distribution” in the Preliminary Memorandum and the Final

Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided, however, that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced, as determined by a final, non-appealable judgment made by a court of competent jurisdiction, by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to one or all of the other indemnified parties, or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would, in the reasonable judgment of the indemnified party, be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonably incurred fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative, in the case of parties indemnified pursuant to Section 8(a) hereof, and by the Company, in the case of parties indemnified pursuant to Section 8(b) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.
(d) To the extent the indemnification provided for in Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder as set forth opposite their names in Schedule I hereto, and not joint.
(e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to Section 8(d) hereof were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 8(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii)

any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.
9. Termination. The Representative may terminate this Agreement by notice given by the Representative to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT or the NASDAQ Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over‑the‑counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum or (vi) the Company or its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company and its subsidiaries, taken as a whole, regardless of whether or not such loss shall have been insured.
10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
If, on the Closing Date or an Option Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Firm Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Initial Purchasers, to purchase the Firm Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date; provided that in no event shall the principal amount of Firm Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Firm Securities without the written consent of such Initial Purchaser. If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on the Closing Date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company except that the provisions of Sections 6(g), 8 and 11 hereof shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Optional Securities and the aggregate principal amount of Optional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Optional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Optional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Optional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.
11. Reimbursement of the Expenses of the Initial Purchasers. If this Agreement shall be terminated by the Representative pursuant to Section 9 (other than as a result of an event of the type described in Section 9(i) or 9(vi) of Section 9 hereof, or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if the Company for any reason shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder. The Company shall not be obligated to reimburse such costs and expenses of a defaulting Initial Purchaser if this Agreement is terminated pursuant to Section 10 hereof by reason of a default of an Initial Purchaser.
12. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.
(b) This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Initial Purchasers, or any of them, with respect to the subject matter hereof.
(c) The Company acknowledges that in connection with the offering of the Securities: (i) the Initial Purchasers have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Initial Purchasers owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, (iii) the Initial Purchasers may have interests that differ from those of the Company and (iv) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Company waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.
13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Section 8 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
16. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.
17. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.
18. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
19. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you at in care of Morgan Stanley & Co. LLC, at 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department (Fax: (212) 761-0354); and if to the Company shall be delivered, mailed or sent to 2500 Bee Cave Road, Building One, Suite 200, Austin, Texas 78746, Attention: Chief Legal Officer.
[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.
Very truly yours,
EZCORP, INC.
By:        /s/ Thomas H. Welch, Jr.
    Name: Thomas H. Welch, Jr.
Title: Chief Legal Officer and Secretary

[Signature Page to Purchase Agreement]

Accepted as of the date hereof
Acting on behalf of itself and as
the Representatives of the several
Initial Purchasers named in Schedule I hereto.

By:	MORGAN STANLEY & CO. LLC

By:	/s/ Joel Carter

Name: Joel Carter
Title: Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE I

Initial Purchaser	PRINCIPAL AMOUNT of Firm Securities to be Purchased

UBS Securities LLC	$150,000,000

Total:	$150,000,000

I-1

SCHEDULE II
Permitted Communications
Time of Sale Memorandum

1.	Preliminary Memorandum, dated May 8, 2018.

2.	Pricing Term Sheet, dated May 9, 2018.

Permitted Additional Written Offering Communications

Each electronic “road show” as defined in Rule 433(h) furnished to the Initial Purchasers prior to use that the Initial Purchasers and Company have agreed may be used in connection with the offering of the Securities.

II-1

SCHEDULE III
Subsidiaries

Name of Subsidiary	EZCORP Ownership	Comments
Cash Converters International, Limited	32%
Rich Data Corporation Solutions PTE, LTD	48%

III-1

EXHIBIT A
OPINION OF COUNSEL FOR THE COMPANY
May 14, 2018
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
This letter is provided to you pursuant to Section 5(d)(i) of the Purchase Agreement dated May 9, 2018 (the “Purchase Agreement”), by and among EZCORP, Inc., a Delaware corporation (the “Issuer”), and Morgan Stanley & Co. LLC, as representative (the “Representative”) of the initial purchasers set forth on Schedule I thereto (the “Initial Purchasers”), pursuant to which the Initial Purchasers have agreed to purchase $150,000,000 in aggregate principal amount of the Issuer’s 2.375% Convertible Senior Notes due 2025 (the “Securities”) on the terms specified in the Purchase Agreement. The Securities will be issued pursuant to the Indenture, dated as of May 14, 2018 (the “Indenture,” and together with the Purchase Agreement and the Securities, the “Transaction Documents”), by and between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Any capitalized term used in this letter and not defined herein shall have the meaning assigned to such term in the Purchase Agreement.
We have acted as counsel for the Issuer in connection with the offer and sale by the Issuer of the Securities. In connection with the opinions expressed and other statements made below, we have reviewed and relied on originals or copies, certified or otherwise identified to our satisfaction, of each of the following:

(a)	the Preliminary Offering Memorandum, dated May 8, 2018 (the “Preliminary Memorandum”), relating to the issuance and sale of the Securities;

(b)	the Pricing Supplement, dated May 9, 2018 (the “Pricing Supplement” and, together with the Preliminary Memorandum, the “Disclosure Package”);

(c)	the Final Offering Memorandum, dated May 9, 2018 (the “Final Memorandum”), relating to the issuance and sale of the Securities;

(d)	the Purchase Agreement;

(e)	the Indenture;

(f)	the global certificates representing the Securities;

(g)
the Amended and Restated Certificate of Incorporation of the Issuer (the “Certificate of Incorporation”), as filed with the Secretary of State of Delaware on October 2, 2013 and amended on March 25, 2014, and certified as of a recent date;

(h)	the Amended and Restated By-laws of the Issuer, effective July 20, 2014 (the “By-laws”), certified by the Secretary of the Issuer to be a true copy thereof;

(i)	the resolutions of the Board of Directors of the Issuer adopted and approved at a meeting on May 4, 2018;

(j)	the resolutions of the Pricing Committee of the Board of Directors of the Issuer adopted and approved at a meeting on May 9, 2018;

(k)	certificates of public officials and representatives of the Issuer; and

(l)	statutes and such other certificates and documents as we have deemed relevant for the purposes of such opinions.
As to any facts material to our opinions expressed herein, we have made no independent investigation of such facts other than as expressly stated herein and have relied, to the extent that we deem such reliance proper, upon certificates of public officials and officers or other representatives of the Issuer and the Trustee, on the representations and warranties set forth in the Purchase Agreement and such other records and instruments as we have considered necessary and proper.
In rendering the opinions expressed below, we have assumed (i) the legal capacity of all natural persons, (ii) the genuineness of all signatures and facsimile signatures thereof, (iii) the due authorization, execution and delivery by the parties thereto of all documents and instruments examined by us (other than, as to the Issuer, the Transaction Documents, as to which we opine below), (iv) the authenticity of all documents submitted to us as originals and (v) the conformity to an authentic original document of all documents submitted to us as copies. We have also assumed that the laws of any jurisdiction other than the jurisdictions that are the subject of this letter do not affect the terms of the Transaction Documents.
Based on the foregoing and subject to the assumptions, limitations and qualifications set forth below, we are of the opinion that:
(i)The Issuer is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to (a) own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Memorandum and (b) perform its obligations under the Transaction Documents. The Issuer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction set forth opposite its name on Annex A attached hereto.
(ii)The Purchase Agreement has been duly authorized, executed and delivered by the Issuer.
(iii)The Indenture has been duly authorized, executed and delivered by the Issuer and constitutes the valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to or affecting creditors’ rights generally, general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”).
(iv)The Securities have been duly authorized and executed by the Issuer and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers under the Purchase Agreement, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
(v)The Issuer has an authorized capitalization as set forth in the Disclosure Package. The Maximum Number of Underlying Securities (as defined in the Purchase Agreement) have been duly authorized by all necessary corporate action of the Issuer and reserved for issuance and, assuming issuance and delivery upon the date hereof in accordance with the terms of the Indenture, such shares of the Company’s Class A Non-Voting Common Stock, par value $0.01 per share (the “Common Stock”), would be validly issued, fully paid and non-assessable and free of preemptive rights arising from the Certificate of Incorporation and By-laws or under the General Corporations Law of the State of Delaware (the “DGCL”).
(vi)Except as described in the Disclosure Package and the Final Memorandum, the execution, delivery and performance by the Issuer of each of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents by the Issuer do not and will not (a) constitute a violation of the provisions of the Certificate of Incorporation or By-laws of the Issuer, (b) result in any violation of Applicable Laws (as defined below) or (c) violate or conflict with any order, judgment, decree or injunction known to us of any U.S. federal or Delaware court or governmental agency or body having jurisdiction over the Issuer or any of its properties in a proceeding in which the Issuer or its property is a party, except in the case of clause (b) for such violations as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Issuer and its subsidiaries, taken as a whole.
“Applicable Laws” means the DGCL, the federal laws of the United States of America and the laws of the State of New York and the rules and regulations adopted thereunder that in our experience are normally applicable to transactions of the type contemplated by the Transaction Documents. However, the term “Applicable Laws” does not include, and we express no opinion with regard to (A) any state laws, rules or regulations relating to state securities or Blue Sky laws, federal or state antifraud laws or federal securities laws (except as specifically set forth in paragraphs (x) and (xi) below), (B) any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof and (C) unless expressly covered in our opinions herein, any laws, rules or regulations that are applicable to the Issuer, the Transaction Documents or the transactions contemplated thereby solely because such laws, rules or regulations are part of a regulatory regime applicable to any party to any of the Transaction Documents or any of its affiliates because of the specific assets or business of such party or such affiliate.
(vii)No consent, approval, authorization or order of, or qualification with, any court or governmental agency or body having jurisdiction over the Issuer is required to be obtained or made by the Issuer under Applicable Laws in connection with the execution of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents, except where the failure to obtain or make such consent, approval, authorization, order or qualification would not reasonably be expected to have a material adverse effect on the Issuer and its subsidiaries, taken as a whole, except that we express no opinion in this paragraph as to compliance with the registration provisions of the Securities Act of 1933, as amended (the “Act”) in relation to the Securities, or the Trust Indenture Act of 1939, as amended (the “TIA”) with respect to the Indenture.
(viii)The statements in the Disclosure Package and the Final Memorandum under the heading “Description of the Notes,” insofar as they purport to summarize certain provisions of the Indenture and the Securities described therein, are accurate in all material respects.
(ix)The statements in the Disclosure Package and the Final Memorandum under the heading “Certain U.S. Federal Income Tax Considerations,” insofar as such statements purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, are accurate in all material respects.
(x)The Issuer is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Memorandum, will not be required to register as an “investment company” as defined in the Investment Company Act.
(xi)Assuming (a) the accuracy of the representations and warranties of the Issuer and the Initial Purchasers set forth in the Purchase Agreement, (b) the due performance by the Issuer and the Initial Purchasers of the covenants and agreements set forth in the Purchase Agreement and (c) the Initial Purchasers’ compliance with the offering and transfer restrictions described in the Disclosure Package and the Final Memorandum, no registration of the Securities under the Act, and no qualification of the Indenture under the TIA, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Memorandum.
The opinions set forth above are subject in all respects to the following:
(A)With respect to the opinions expressed in paragraph (i) as to the existence and good standing and due qualification or registration as a foreign corporation of the Issuer, we have relied solely on a certificate of good standing provided by the Secretary of State of the State of Delaware and on a certificate of foreign qualification or registration provided by the Secretary of State of the states listed on Annex A hereto (except that with respect to the existence, due qualification, registration and good standing of the Issuer in Texas, we have based our opinion solely on (1) a Certificate of Fact, dated as of May 7, 2018, issued by the Texas Secretary of State as to the existence, due qualification and registration of the Issuer in Texas and (2) a statement of Franchise Account Status, dated as of May 7, 2018, obtained through the website of the Office of the Comptroller of Public Accounts of Texas, which statement indicates that, as of the date thereof, the Issuer’s right to transact business in Texas is “active”).
(B)In rendering the opinions expressed in paragraphs (iii) and (iv), we express no opinion as to the validity, legally binding effect or enforceability of the following provisions to the extent that they are contained in the Transaction Documents: (1) provisions purporting to release, exculpate, hold harmless, or exempt any person or entity from, or to require indemnification or contribution of or by any person or entity for, liability for any matter to the extent that the same are inconsistent with applicable law (including case law) or with public policy; (2) provisions purporting to waive, subordinate or not give effect to rights to notice, demands, legal defenses or other rights or benefits that cannot be waived, subordinated or rendered ineffective under applicable law; (3) provisions purporting to provide remedies inconsistent with applicable law; (4) provisions stating that a guarantee will not be affected by a modification of the obligation guaranteed in cases in which that modification materially changes the nature or amount of such obligation; (5) provisions that limit the obligation of a guarantor (or provide for any rights of contribution as against another guarantor or any other party) based upon the potential unenforceability, invalidity or voidability of a guarantee or joint obligation under any applicable law, including, without limitation, any state or federal fraudulent transfer or fraudulent conveyance laws; (6) provisions providing that decisions by a party are conclusive or may be made in its sole discretion; and (7) default interest, liquidated damages and other possible penalty provisions. We note that enforceability of the Transaction Documents referenced in the opinions expressed in paragraphs (iii) and (iv) may be affected by the parties’ course of dealing, or by waivers, modifications or amendments (whether made in writing, orally or by course of conduct), and we express no opinion on the effect of the foregoing on the enforceability of such Transaction Documents, including provisions in the Indenture that provide for the payment of Additional Interest (as defined therein) or increases in the Conversion Rate upon a Make-Whole Fundamental Change (each as defined therein).
(C)With respect to the opinion expressed in paragraph (v) above, the Maximum Number of Underlying Securities shall mean [•] shares of Common Stock of the Issuer, which represents the maximum number of shares of Common Stock that could be issued upon the conversion of the Securities pursuant to the terms of the Indenture as of the date of this letter, assuming (x) the Company elects, upon each conversion of the Securities, to deliver solely shares of Common Stock, other than cash in lieu of fractional shares, in settlement of each conversion and (y) the Initial Purchasers exercise their option to purchase the Additional Securities in full.

(D)With respect to the opinion set forth in paragraph (vi)(a) above, we have assumed that following the consummation of the closing of the offering of the Securities, the Company has used the net proceeds from the offering as set forth in the Disclosure Package and Final Memorandum under the heading “Use of Proceeds.”
(E)In rendering the opinions expressed in paragraph (xi), we express no opinion as to any subsequent reoffer or resale of any of the Securities.
(F)The opinions expressed herein are limited to matters arising under the Applicable Laws.
In addition, we have participated in conferences with officers and other representatives of the Issuer and representatives of the independent auditors of the Issuer, at which the contents of the Disclosure Package and the Final Memorandum and related matters were discussed. Although we have not independently verified, are not passing upon, and are not assuming any responsibility for or expressing any opinion regarding the accuracy, completeness or fairness of the statements contained in, the Disclosure Package and the Final Memorandum (except to the extent specified in paragraphs (viii) and (ix) above), based on the foregoing in the course of acting as counsel to the Issuer in this transaction (and relying as to materiality as to factual matters on officers, employees and other representatives of the Issuer), no facts have come to our attention that have caused us to believe that (1) the Disclosure Package, as of the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (2) the Final Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that in each case we express no view, belief or comment with respect to the form, accuracy, completeness or fairness of (i) the financial statements, including the notes and schedules thereto and the independent auditors’ reports thereon, contained in or incorporated by reference in or omitted from the Disclosure Package and the Final Memorandum, or (ii) the other financial data contained in, incorporated by reference in or omitted from the Disclosure Package and the Final Memorandum.
The Trustee may rely upon the opinions expressed in paragraphs (i), (iii), (iv) and (xi), and, solely with respect to the Transaction Documents to which the Trustee is a party, the opinions expressed in paragraphs (vi) and (vii) above, in each case as fully as if this letter were addressed to it. Otherwise, this letter is furnished to you solely for your benefit pursuant to Section 5(d)(i) of the Purchase Agreement. This letter and the opinions expressed and other statements made herein may not be used or relied upon by you for any other purpose and may not be used or relied upon for any purpose by any other person or entity without our prior written consent. Except for the use permitted herein, this letter is not to be quoted or reproduced in whole or in part or otherwise referred to in any manner nor is it to be filed with any governmental agency or delivered to any other person without our prior written consent.
Very truly yours,

ANNEX A

Entity	Jurisdiction of Organization	Foreign Qualification
EZCORP, Inc.	Delaware	Texas

EXHIBIT B
OPINION OF CHIEF LEGAL OFFICER OF THE COMPANY
May 14, 2018
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036Ladies and Gentlemen:
I am the Senior Vice President and General Counsel of EZCORP, Inc., a Delaware corporation (the “Issuer”). This opinion letter is provided to you pursuant to Section 5(d)(ii), of the Purchase Agreement dated May 9, 2018 (the “Purchase Agreement”), by and among the Issuer and Morgan Stanley & Co. LLC as representative (the “Representative”) of the initial purchasers set forth on Schedule I thereto (the “Initial Purchasers”), pursuant to which the Initial Purchasers have agreed to purchase $150,000,000 in aggregate principal amount of the Issuer’s 2.375% Convertible Senior Notes due 2025 (the “Securities”) on the terms specified in the Purchase Agreement. The Securities will be issued pursuant to the Indenture, dated as of May 14, 2018 (the “Indenture,” and together with the Purchase Agreement and the Securities, the “Transaction Documents”), by and among the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Any capitalized term used in this opinion letter and not defined herein shall have the meaning assigned to such term in the Purchase Agreement.
In reaching the opinions set forth herein, attorneys under my supervision or I have reviewed originals or copies of the following documents:

(a)	The Preliminary Offering Memorandum, dated May 8, 2018 (the “Preliminary Memorandum”), relating to the issuance and sale of the Securities;

(b)	The Pricing Supplement, dated May 9, 2018 (the “Pricing Supplement” and, together with the Preliminary Memorandum, the “Disclosure Package”);

(c)	The Final Offering Memorandum, dated May 9, 2018 (the “Final Memorandum”), relating to the issuance and sale of the Securities;

(d)	The Purchase Agreement;

(e)	The Indenture;

(f)	The global certificates representing the Securities;

(g)
The Amended and Restated Certificate of Incorporation of the Issuer (the “Certificate of Incorporation”), as filed with the Secretary of State of Delaware on October 2, 2013 and amended on March 25, 2014, and certified as of a recent date;

(h)	The Amended and Restated By-laws of the Issuer, effective July 20, 2014 (the “By-laws”), certified by the Secretary of the Issuer to be a true copy thereof;

(i)	The resolutions of the Board of Directors of the Issuer adopted by unanimous written consent on May 4, 2018;

(j)	The resolutions of the Pricing Committee of the Board of Directors of the Issuer adopted and approved at a meeting on May 9, 2018;

(k)	Certificates of public officials and representatives of the Issuer; and

(l)	Statutes and such other certificates and documents as I have deemed relevant for the purposes of such opinions.
Based on and subject to the foregoing and subject further to the assumptions, exceptions and qualifications hereinafter stated, I express the following opinions:

1.
Each subsidiary of the Issuer is validly existing and in good standing as a corporation, limited liability company or limited partnership, as applicable, under the laws of the jurisdiction of its incorporation or formation, as applicable, with power and authority (corporate, limited liability company or limited partnership, as the case may be) to (a) own or lease, as the case may be, and operate its properties and conduct its businesses as described in the Disclosure Package and the Final Memorandum and (b) perform its obligations under the Transaction Documents, as applicable. Each subsidiary of the Issuer has been duly qualified to transact business in, and is in good standing as a corporation, limited liability company or limited partnership, as the case may be, in each foreign jurisdiction set forth in Annex A attached hereto.

2.
The execution, delivery and performance by the Issuer of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents does not and will not (a) with respect to the subsidiaries of the Issuer, constitute a violation of the provisions of the Organizational Documents of the subsidiaries of the Issuer or (b) to the best of my knowledge, violate or conflict with any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over the Issuer and its subsidiaries or any of their properties in a proceeding in which any of them or their respective property is a party, except in the case of clause (b) for such conflicts or violations as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Issuer and its subsidiaries, taken as a whole.

3.
Except as described in the Disclosure Package and the Final Memorandum, the execution, delivery and performance by the Issuer of each of the Transaction Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Documents by the Issuer does not and will not (a) constitute a violation of the provisions of the Certificate of Incorporation or By-Laws of the Issuer, (b) result in any violation of Applicable Laws (as defined below) or (c) violate or conflict with any order, judgment, decree or injunction known to me of any U.S. federal or Delaware court or governmental agency or body having jurisdiction over the Issuer or any of its properties in a proceeding in which the Issuer or its property is a party, except in the case of clause (b), for such violations as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Issuer and its subsidiaries, taken as a whole.

4.
To my knowledge, there is no pending or threatened action, suit or proceeding against the Issuer that is reasonably expected to have a Material Adverse Effect on the Issuer to perform its obligations under the Transaction Documents.

The opinions expressed above are subject to the following assumptions, exceptions and qualifications:

(a)
With respect to the documents reviewed, I have assumed that (1) each document has been duly executed and delivered by all parties to such document (other than signatures of representatives of the subsidiaries of the Issuer) and that each such document is valid, binding and enforceable against the parties thereto, (2) all information contained in all documents is true and correct, (3) all signatures (other than signatures of representatives of the subsidiaries of the Issuer) on all documents are genuine, (4) all documents submitted to me as originals are true and complete, (5) all documents submitted to me as copies are true and complete copies of the originals thereof, and (6) each natural person signing any document (other than representatives of the subsidiaries of the Issuer) had the legal capacity to do so.

(b)
With respect to the opinion set forth in paragraph 3 above, I have assumed that following the consummation of the closing of the offering of the Securities, the Issuer has utilized the net proceeds from the offering as set forth in the Disclosure Package and Final Memorandum under the heading “Use of Proceeds.”

(c)
The opinions expressed above are limited to Applicable Laws, and I do not express any opinion herein covering any other laws. You should be aware that I am admitted to the practice of law only in the State of Texas.

“Applicable Laws” means the federal laws of the United States of America and the rules and regulations adopted thereunder that in my experience are normally applicable to transactions of the type contemplated by the Transaction Documents, and for purposes of my opinions in paragraph 1, include the Colorado Business Corporation Act, the General Corporation Law of the State of Delaware, the Delaware Limited Liability Company Act, the Nevada Revised Statutes Chapter 78, and the Texas Business Organizations Code. However, the term “Applicable Laws” does not include, and I express not opinion with regard to, (A) any state laws, rules or regulations relating to state securities or Blue Sky laws, federal or state antifraud laws or federal securities laws, (B) any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof, (C) unless expressly covered in the opinions above, any laws, rules or regulations that are applicable to the Issuer and its subsidiaries, the Transaction Documents or the transactions contemplated therein solely because such laws, rules or regulations are part of a regulatory regime applicable to any party to any of the Transaction Documents or any of its affiliates because of the specific assets or business of such party or such affiliate and (D) the laws of the States of Arizona, Colorado, Delaware, Florida, Minnesota, Nevada, Texas or Utah, except to the extent based on my review of the statutes referred to above, without consideration of any judicial or administrative interpretations thereof.
In addition, I, or attorneys who report to me, have participated in conferences with officers and other representatives of the Issuer and its subsidiaries and their counsel and representatives of the independent auditors of the Issuer and its subsidiaries, at which the contents of the Disclosure Package and the Final Memorandum and related matters were discussed. Although I have not independently verified, am not passing upon, and am not assuming any responsibility for or expressing any opinion regarding the accuracy, completeness or fairness of the statements contained in, the Disclosure Package and the Final Memorandum, based on the foregoing, no facts have come to my attention that have caused me to believe that (1) the Disclosure Package, as of the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (2) the Final Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that in each case I express no view, belief or comment with respect to the form, accuracy, completeness or fairness of (i) the financial statements, including the notes and schedules thereto and the independent auditors’ reports thereon, contained in the Disclosure Package and the Final Memorandum, or (ii) the other financial data contained in or omitted from the Disclosure Package and the Final Memorandum.

The Trustee may rely upon the opinions expressed in paragraph 1 and, solely with respect to the Transaction Documents to which the Trustee is a party, the opinions expressed in paragraph 2 above, in each case as fully as if this opinion letter were addressed to it. Otherwise, this opinion letter is furnished to you solely for your benefit pursuant to Section 5(d)(ii) of the Purchase Agreement. This letter and the opinions expressed herein may not be used or relied upon by you for any other purpose and may not be used or relied upon for any purpose by any other person or entity without my prior written consent. Except for the use permitted herein, this opinion letter is not to be quoted or reproduced in whole or in part or otherwise referred to in any manner nor is it to be filed with any governmental agency or delivered to any other person without my prior written consent.
This opinion speaks as of the time of completion of the sale of the Securities on the date hereof, and I disclaim any duty to advise you regarding any changes subsequent to the date hereof in, or to otherwise communicate with you with respect to, the matters addressed herein.
Sincerely,
DRAFT
Thomas H. Welch, Jr.
Chief Legal Officer

ANNEX A
Subsidiaries of the Issuer
Entity     Jurisdiction of Organization
Artiste Holding Limited.........................................................................................................United Kingdom
Brainerd, S.A...................................................................................................................................Guatemala
Brainerd, S.A. de C.V....................................................................................................................El Salvador
Brainerd, S.A.C.........................................................................................................................................Peru
Brainerd Honduras, S.A. de C.V.......................................................................................................Honduras
Camira Administration Corp..........................................................................................British Virgin Islands
Cap City Holdings, LLC...................................................................................................................Delaware
Cash Converters International, Limited.............................................................................................Australia
CCV Americas, LLC.........................................................................................................................Delaware
CCV Pennsylvania, Inc.....................................................................................................................Delaware
CCV Latin America Cooperatief, U.A..........................................................................................Netherlands
CCV Virginia, Inc..............................................................................................................................Delaware
Change Capital International Holdings, B.V.................................................................................Netherlands
Change Capital Mexico Holdings, S.A. de C.V...................................................................................Mexico
Change Capital, Inc...........................................................................................................................Delaware
De Morgan Services Limited.................................................................................................United Kingdom
EZ Talent S. de R.L. de C.V.................................................................................................................Mexico
EZ Transfers S.A. de C.V.....................................................................................................................Mexico
EZCORP (2015) Asia-Pacific PTE. LTD.........................................................................................Singapore
EZCORP Latin America Cooperatief, U.A...................................................................................Netherlands
EZCORP Global Holdings, C.V....................................................................................................Netherlands
EZCORP Global, B.V....................................................................................................................Netherlands
EZCORP International Holdings, LLC.............................................................................................Delaware
EZCORP International, Inc...............................................................................................................Delaware
EZCORP USA, Inc............................................................................................................................Delaware
EZMONEY Alabama, Inc.................................................................................................................Delaware
EZMONEY Canada Holdings, Inc.......................................................................................British Columbia
EZMONEY Canada, Inc...................................................................................................................Delaware
EZMONEY Colorado, Inc................................................................................................................Delaware
EZMONEY Hawaii, Inc....................................................................................................................Delaware
EZMONEY Holdings, Inc.................................................................................................................Delaware
EZMONEY Idaho, Inc......................................................................................................................Delaware
EZMONEY Kansas, Inc....................................................................................................................Delaware
EZMONEY Management, Inc..........................................................................................................Delaware
EZMONEY Missouri, Inc.................................................................................................................Delaware
EZMONEY South Dakota, Inc.........................................................................................................Delaware

EZMONEY Tario, Inc...........................................................................................................British Columbia
EZMONEY Tennessee, Inc...............................................................................................................Delaware
EZMONEY Utah, Inc........................................................................................................................Delaware
EZMONEY Wisconsin, Inc...............................................................................................................Delaware
EZPAWN Alabama, Inc.....................................................................................................................Delaware
EZPAWN Arizona, Inc......................................................................................................................Delaware
EZPAWN Arkansas, Inc....................................................................................................................Delaware
EZPAWN Colorado, Inc....................................................................................................................Delaware
EZPAWN Florida, Inc.......................................................................................................................Delaware
EZPAWN Georgia, Inc......................................................................................................................Delaware
EZPAWN Holdings, Inc....................................................................................................................Delaware
EZPAWN Illinois, Inc.......................................................................................................................Delaware
EZPAWN Indiana, Inc.......................................................................................................................Delaware
EZPAWN Iowa, Inc...........................................................................................................................Delaware
EZPAWN Management Mexico, S. de R.L. de C.V.............................................................................Mexico
EZPAWN Mexico Holdings, LLC....................................................................................................Delaware
EZPAWN Mexico Ltd., LLC.............................................................................................................Delaware
EZPAWN Minnesota, Inc..................................................................................................................Delaware
EZPAWN Nevada, Inc.......................................................................................................................Delaware
EZPAWN Oklahoma, Inc..................................................................................................................Delaware
EZPAWN Oregon, Inc.......................................................................................................................Delaware
EZPAWN Services Mexico, S. de R.L. de C.V....................................................................................Mexico
EZPAWN Tennessee, Inc..................................................................................................................Delaware
EZPAWN Utah, Inc...........................................................................................................................Delaware
Janama, S.A.....................................................................................................................................Guatemala
Janama, S.A. de C.V......................................................................................................................El Salvador
Janama, S.A.C...........................................................................................................................................Peru
Janama Honduras, S.A. de C.V.........................................................................................................Honduras
Khoper Advisors, Ltd.....................................................................................................British Virgin Islands
Madras Investments Corp...............................................................................................British Virgin Islands
Maxiefectivo Peru, S.A.C.........................................................................................................................Peru
Maxiprestamos, S.A. de C.V..........................................................................................................El Salvador
Miravet Planning Corp.........................................................................................................................Panama
Mister Money Holdings, Inc..............................................................................................................Colorado
Operadora de Servicios, S.A. de C.V.............................................................................................El Salvador
Parkway Insurance, Inc...........................................................................................................................Texas
Payday Loan Management, Inc.........................................................................................................Delaware
Premier Pawn and Jewelry, LLC.......................................................................................................Delaware
Prenda Aval, S.A. de C.V...............................................................................................................El Salvador
Renueva Comercial S.A.P.I. de C.V.....................................................................................................Mexico
Rich Data Corporation Solutions PTE, LTD....................................................................................Singapore

Salvaprenda, S.A. de C.V...............................................................................................................El Salvador
Texas EZMONEY, L.P............................................................................................................................Texas
Texas EZPAWN Management, Inc....................................................................................................Delaware
Texas EZPAWN, L.P...............................................................................................................................Texas
Texas PRA Management, L.P.    .................................................................................................................Texas
Twyford Developments Limited............................................................................................United Kingdom
Unicode Market, Inc............................................................................................................................Panama
USA Pawn & Jewelry Co. 19, LLC.....................................................................................................Nevada
USA Pawn & Jewelry Co. XI, LLC.....................................................................................................Nevada

EXHIBIT C
FORM OF LOCK-UP LETTER
May __, 2018
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
As Representative of the Initial Purchasers
Ladies and Gentlemen:
The undersigned understands that Morgan Stanley & Co. LLC (the “Representative”) proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with EZCORP, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the several Initial Purchasers, including the Representative (the “Initial Purchasers”), of the Company’s Convertible Senior Notes due 2025 (the “Securities”). The Securities will be convertible into cash, shares of Class A Non-Voting Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) or a combination of cash and Common Stock, at the Company’s election. Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement.
To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum (the “Restricted Period”) relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift; provided that in the case of any transfer or distribution pursuant to clause (b), (i) each donee or distributee shall sign and deliver a lock‑up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, or (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period. In addition, the undersigned agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
The undersigned understands that the Company and the Initial Purchasers are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representative, successors and assigns.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

Very truly yours,
(Name)
(Address)